Exhibit 32.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Hirsch International Corp. (the "Company") on Form 10-Q for the quarter ended October 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Henry Arnberg, Chairman and Chief Executive Officer, hereby certify, pursuant to 18 U.S.C., Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





         /s/ Henry Arnberg
         -----------------
         Henry Arnberg, Chairman and
         Chief Executive Officer


December 15, 2003


This certification is made solely for the purposes of 18 U.S.C section 1350 and is subject to the knowledge standard contained therein, and not for any other purpose.